WT MUTUAL FUND
Wilmington Multi-Manager Large-Cap Fund
Wilmington Multi-Manager Small-Cap Fund
Supplement Dated February 1, 2008
to the Institutional and A Share Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”) and the Wilmington Multi-Manager Small-Cap Fund (the “Small-Cap Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Trustees”) of WT Mutual Fund (the “Trust”) held on November 29, 2007, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Trustees approved a proposal for Wilmington Trust Investment Management, LLC (“WTIM”) to manage an additional portion of the assets of the Large-Cap Fund and the Small-Cap Fund using its quantitative strategy, subject to approval by the shareholders of each Fund (the “Shareholders”). WTIM currently manages a portion of each Fund using its fundamentally weighted strategy.
At the Shareholder meeting held on January 31, 2008, the Shareholders approved an amendment to the Investment Sub-Advisory Agreement between the Trust, RSMC and WTIM for the Large-Cap Fund and the Small-Cap Fund (the “Amended Sub-Advisory Agreement”). In addition, the Investment Sub-Advisory Agreement between the Trust, RSMC and Parametric Portfolio Associates, LLC (“PPA”) with respect to the Large-Cap Fund and the Small-Cap Fund has been terminated. Accordingly, the information in the Institutional and A Share Prospectuses for the Multi-Manager Funds regarding PPA’s management of assets of the Large-Cap Fund and the Small-Cap Fund is deleted and replaced with the following:
QUANTITATIVE INVESTMENT STRATEGY OF WTIM
WTIM uses a quantitative approach to build a portfolio for the Large-Cap Fund and the Small-Cap Fund in accordance with RSMC’s growth and value allocation instructions. WTIM invests in a representative sample of securities which are included in the respective Fund’s benchmark index (Russell 1000 for the Large-Cap Fund and Russell 2000 for the Small-Cap Fund), weighted to reflect RSMC’s tactical instructions. WTIM uses quantitative modeling to create a portfolio that has characteristics which reflect the RSMC instructions for tactical weighting. Current weightings reflect an allocation to growth and value stocks but future weightings could be based on other factors including, but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry exposure, economic sector and price-to-book ratio.

The return for each of the growth and value portions of each portfolio are intended to correlate closely with the return for the corresponding growth and value components of the applicable benchmark index by holding a portion of the stocks represented in the index using the quantitative models developed by WTIM. WTIM will use these models to rebalance each portfolio and to make buy and sell decisions on individual securities.
Under the terms of the Amended Sub-Advisory Agreement, WTIM will receive a fee on the portion of Large-Cap Fund assets allocated to WTIM’s quantitative strategy of 0.15% of average daily net assets (“Assets”) on the first $1 billion of Assets, 0.10% on the next $1 billion of Assets and 0.05% on Assets in excess of $2 billion, and WTIM will receive a fee on the portion of Small-Cap Fund assets allocated to WTIM’s quantitative strategy of 0.20% on the first $1 billion of Assets, 0.15% on the next $1 billion of Assets and 0.10% on Assets in excess of $2 billion.
The day-to-day management of the portion of each Fund’s assets allocated to the WTIM quantitative strategy will be the responsibility of a team of WTIM investment professionals. The members of the management team and a brief description of each member’s relevant professional experience is listed below:
     Allen E. Choinski, CFA, is an Assistant Vice President and is responsible for quantitative equity research and portfolio management. He also develops targeted quantitative models. Prior to joining Wilmington Trust in 2007, Allen researched and implemented quantitative equity investment strategies at Alpha Equity Management, LLC. Allen began his career at Smith Barney as a financial advisor, and later worked for five years at ING’s Aeltus Investment Management in fundamental and quantitative research.
     Edward S. Forrester, III, is a Portfolio Manager/Analyst and an Assistant Vice President of WTIM. Mr. Forrester joined WTIM in 2006 and is responsible for providing market research, performance reporting and trade implementation for the Funds. Prior to joining WTIM, Mr. Forrester was employed by INVESCO where he served in a variety of capacities.
     R. Samuel Fraundorf, CFA, CPA has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust’s investment manager selection process, including manager searches, due diligence processes and implementation. His responsibilities also include research on the portfolio construction process (i.e. allocations among managers).
     Andrew H. Hopkins, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins joined RSMC in 1997 as a Securities Analyst covering the information technology sector.
     Rex P. Macey, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macey-Holland & Co., LLC from 1996 to 2001.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE